UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 17, 2023

HILLSTREAM BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41210	84-2642541
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1200 Route 22 East, Suite 2000

Bridgewater, NJ 08807

(Address of principal executive offices, including zip code)

(908) 955-3140

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	HILS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 17, 2023, Hillstream BioPharma, Inc. (the “Company”) after discussion with the audit committee of its board of directors concluded that the Company’s accounting for recording certain financed insurance policies was deemed to be incorrect. The Company previously reported in its consolidated balance sheet audited by Mayer Hoffman McCann P.C., the Company’s independent registered public accounting firm, a current prepaid asset for the amount paid by the Company in excess of the total amortized value of the prepaid insurance policy. After further consideration, it was determined that the Company should report the financed insurance policies as a financing arrangement. As a result of the foregoing, the financial statements are to include the financed total in liabilities with the full amount of the insured premium recognized as a current prepaid asset and the payments for the financing arrangement as cash flow from financing activities. This resulted in the presentation of the financing arrangement from cash flows used in operating activities to cash flows from financing activities and is considered a material change to the financial statements requiring the Company to restate its December 31, 2022 audited financial statements and its unaudited financial statements for the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022 on Form 10-K/A.

As such, the previously issued audited financial statements for the year ended December 31, 2022 and unaudited financial statements for the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022 (collectively, the “Period”) should no longer be relied upon as the Company did not correctly account for the financed insurance premium. The restatement will have an effect on the Company’s previously reported audited balance sheet as of December 31, 2022 and its unaudited balance sheets and statements of cash flows for the three months ended March 31, 2022, the six months ended June 30, 2022 and nine months ended September 30, 2022.

As a result, the Company will restate its historical financial results for the Period to reflect the foregoing change (the “Restatement”). The Company intends to file an amendment to its Annual Report on Form 10-K/A for the year ended December 31, 2022 to reflect the Restatement as soon as practicable.

The audit committee of the Company’s board of directors has discussed the matters disclosed in this Item 4.02 with Mayer Hoffman McCann P.C., the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2023	Hillstream BioPharma, Inc.

/s/ Randy Milby
Randy Milby
Chief Executive Officer

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